Accounting Policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Accounting Policies

Accounting policies

The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the years presented, except for the adoption of new and revised standards and interpretations.

Gold Fields Limited (the “Company” or “Gold Fields”) is a company domiciled in South Africa. The registration number of the Company is 1968/004880/06. The address of the Company is 150 Helen Road, Sandton, Johannesburg. The consolidated financial statements of the Company as at 31 December 2018 and 2017 and for each of the years in the three-year period ended 31 December 2018 comprise the Company and its subsidiaries (together referred to as the “Group” and individually as “Group entities”) as well as the Group’s share of the assets, liabilities, income and expenses of its joint operations and the Group’s interest in associates and its joint ventures. The Group is primarily involved in gold mining.

1.	BASIS OF PREPARATION

The financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), the SAICA Financial Reporting Guides as issued by the Accounting Practices Committee and Financial Reporting Pronouncements as issued by the Financial Reporting Standards Council, as well as the requirements of the South African Companies Act. This is the first set of the Group’s financial statements in which IFRS 15 Revenue from Contracts with Customers, IFRS 9 Financial Instruments and the early adoption of the amendment to IAS 28 Investments in Associates and Joint Ventures have been applied. Changes to significant accounting policies are described in note 41 of the consolidated financial statements.

As required by the United States Securities and Exchange Commission, the financial statements include the consolidated statements of financial position as at 31 December 2018 and 2017, and the consolidated income statements and statements of comprehensive income, changes in equity and cash flows for the years ended 31 December 2018, 2017 and 2016 and the related notes.

The consolidated financial statements were authorised for issue by the Board of Directors on 25 March 2019.

Standards, interpretations and amendments to published standards effective for the year ended 31 December 2018 or early adopted by the Group

During the financial year, the following new and revised accounting standards, amendments to standards and new interpretations were adopted by the Group:

Standard(s) Amendment(s) Interpretation(s)	Nature of the change	Salient features of the changes	Impact on financial position or performance
IFRS 2 Share-based Payments	Amendments

•  The amendments cover three accounting areas:

•  Measurement of cash-settled share-based payments;

•  Classification of share-based payments settled net of tax withholdings; and

•  Accounting for a modification of a share-based payment from cash-settled to equity-settled.

•  The amendment does not have a material impact on the Group.

No impact

IFRS 9 Financial Instruments	New standard

•  This IFRS sets out requirements for recognising and measuring financial assets, financial liabilities and some contracts to buy or sell non-financial items. This standard replaces IAS 39 Financial Instruments. The Group have adopted IFRS 9 on 1 January 2018.

Refer to note 41 of the consolidated financial statements
IFRS 15 Revenue from contracts with customers	New standard

•  This IFRS introduces a new revenue recognition model for contracts with customers and establishes a comprehensive framework for determining whether, how much and when revenue is recognised. IFRS 15 also includes extensive new disclosure requirements; and

•  The Group have adopted IFRS 15 on 1 January 2018.

Refer to note 41 of the consolidated financial statements

IAS 28 Investments in associates and joint ventures (early adopted)	Amendment

•  The amendments clarify that an entity applies IFRS 9 to long-term interests in an associate and joint venture that forms part of the net investment in the associate or joint venture but to which the equity method is not applied;

•  The implementation of this amendment has a direct impact on the accounting treatment of the redeemable preference shares that forms part of the Group’s net investment into Asanko Gold Ghana Limited; and

•  The amendments apply for annual period beginning on or after 1 January 2019. The Group has early adopted the standard as permitted by IAS 28.

Refer to note 15 and note 17 of the consolidated financial statements

Standards, interpretations and amendments to published standards that are not yet effective

Certain new standards, amendments and interpretations to existing standards have been published that apply to the Group’s accounting periods beginning on 1 January 2019 or later periods but have not been early adopted by the Group.

The standards, amendments and interpretations that are relevant to the Group are:

Standard(s) Amendment(s) Interpretation(s)	Nature of the change	Salient features of the changes	Effective date*
IFRS 16 Leases	New standard

•  This IFRS sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract, i.e. the customer (“lessee”) and the supplier (“lessor”);

•  IFRS 16 replaces the previous leases Standard, IAS 17 Leases, and related Interpretations;

•  IFRS 16 has one model for lessees which will result in almost all leases being included on the statement of financial position. The lessee recognises a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. No significant changes have been included for lessors (the Group is not a lessor);

•  The Group has assessed the estimated impact that initial application of IFRS 16 will have on its consolidated financial statements which is described in more detail below; and

•  The actual impact of adopting the standard on 1 January 2019 may change because the new accounting policies are subject to change until the Group presents its first consolidated financial statements that include the date of initial application of IFRS 16.

1 January 2019
IFRS 16 Leases (continued)

Lease in which the Group is a lessee

•  Management has compiled a list of all potential leases across the Group and reviewed all related contracts in order to identify and account for all leases in terms of IFRS 16 across the Group;

•  The Group will recognise right of use assets and lease liabilities for its operating leases for the following material contracts:

Australia

•  Power Purchase Agreements (PPAs);

•  Rental of gas pipelines;

•  Ore haulage and site services;

•  Mining equipment hire; and

•  Property rentals.

Ghana

•  Power Purchase Agreements (PPAs); and

•  Transportation contracts.

South Africa

•  Equipment hire.

Peru

•  Property rentals; and

•  Equipment hire.

Corporate and other

•  Property rentals; and

•  Equipment hire.

•  The nature of expenses related to these leases will now change because the Group will recognise an amortisation and depreciation charge for the right-of-use assets and finance expense in respect of the lease liabilities once the standard is implemented;

•  Previously, the Group recognised operating lease expenses on a straight-line basis over the term of the lease, and recognised assets and liabilities only to the extent that there was a timing difference between actual lease payments and the expense recognised;

•  Based on the information currently available, the Group estimates that it will recognise right of use assets and additional lease liabilities between US$190.0 million and US$230.0 million at 1 January 2019. The Group does not expect the adoption of IFRS 16 to impact its ability to comply with loan covenant requirements;

•  The Group plans to apply IFRS 16 initially on 1 January 2019, using the modified retrospective approach. Therefore, the cumulative effect of adopting IFRS 16 will be recognised as an adjustment to the opening balance of retained earnings at 1 January 2019, with no restatement of comparative information;

•  The Group will elect to recognise the right of use assets at an amount equal to the lease liability at 1 January 2019; and

•  The Group plans to apply the following practical expedients for IFRS 16:

•  Leases for which the underlying asset is of low value; and

•  Short term leases.

IFRIC 23 Uncertainty over Income Tax Treatments	New interpretation

•  This interpretation clarifies the accounting for income tax treatments that have yet to be accepted by tax authorities;

•  IFRIC 23 specifically clarifies how to incorporate this uncertainty into the measurement of tax as reported in the financial statements;

•  IFRIC 23 does not introduce any new disclosures but reinforces the need to comply with existing disclosure requirements about judgements made, assumptions and other estimates used and the potential impact of uncertainties that are not reflected; and

•  The interpretation will not have a material impact on the Group.

1 January 2019

Various IFRS (2015/2017 Cycle)

•  The annual improvements project is a collection of amendments to various IFRS standards and is the result of conclusions reached by the International Accounting Standards Board (“IASB”) on proposals made at its annual improvement project; and

•  The interpretation will not have a material impact on the Group.

1 January 2019

IFRS 3 Business Combinations	Amendments

•  These amendments make it easier for companies to decide whether activities and assets they acquire are a business or merely a group of assets. The amendments:

•  Confirm that a business must include inputs and a process, and clarified that: (i) the process must be substantive and (ii) the inputs and process must together significantly contribute to creating outputs;

•  Narrow the definitions of a business by focusing the definition of outputs on goods and services provided to customers and other income from ordinary activities, rather than on providing dividends or other economic benefits directly to investors or lowering costs; and

•  Add a test that makes it easier to conclude that a company has acquired a group of assets, rather than a business, if the value of the assets acquired is substantially all concentrated in a single asset or group of similar assets.

•  The amendments will not have a material impact on the Group.

1 January 2020

IAS 1 Presentation of Financial Statements and IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors	Amendments

•  The IASB refined its definition of material to make it easier to understand. It is now aligned across IFRS Standards and the Conceptual Framework;

•  The revised definition of material is:

•  Information is material if omitting, misstating or obscuring it could reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements, which provide financial information about a specific reporting entity.

•  The Board has also removed the definition of material omissions or misstatements from IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors; and

•  The amendments will not have a material impact on the Group.

1 January 2020
IFRS 17 Insurance Contracts	New Standard

•  IFRS 17 supersedes IFRS 4 Insurance Contracts and aims to increase comparability and transparency about profitability. The new standard introduces a new comprehensive model (“general model”) for the recognition and measurement of liabilities arising from insurance contracts;

•  In addition, it includes a simplified approach and modifications to the general measurement model that can be applied in certain circumstances and to specific contracts, such as:

•  Reinsurance contracts held;

•  Direct participating contracts; and

•  Investment contracts with discretionary participation features.

•  Under the new standard, investment components are excluded from insurance revenue and service expenses. Entities can also choose to present the effect of changes in discount rates and other financial risks in profit or loss or OCI;

•  The new standard includes various new disclosures and requires additional granularity in disclosures to assist users to assess the effects of insurance contracts on the entity’s financial statements; and

•  The Group is in the process of determining the impact of IFRS 17 and will provide more detailed disclosure on the impact in future financial statements.

1 January 2021

*	Effective date refers to annual period beginning on or after said date.

Significant accounting judgements and estimates

Use of estimates: The preparation of the consolidated financial statements in accordance with IFRS requires the Group’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. The determination of estimates requires the exercise of judgement based on various assumptions and other factors such as historical experience, current and expected economic conditions, and in some cases actuarial techniques. Actual results could differ from those estimates.

The more significant areas requiring the use of management estimates and assumptions relate to the following:

•	Mineral reserves and resources estimates (this forms the basis of future cash flow estimates used for impairment assessments and units-of-production depreciation and amortisation calculations);

•	Carrying value of property, plant and equipment and goodwill;

•	Production start date;

•	Estimates of recoverable gold and other materials in heap leach and stockpiles, gold in process and product inventories including write-downs of inventory to net realisable value;

•	Provision for environmental rehabilitation costs;

•	Provision for silicosis settlement costs;

•	Income taxes;

•	Share-based payments;

•	The fair value and accounting treatment of financial instruments;

•	Contingencies; and

•	Asanko Gold acquisition.

Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the financial year are discussed below.

Mineral reserves and resources estimates

Mineral reserves are estimates of the amount of product, inclusive of diluting materials and allowances for losses, which can be economically and legally extracted from the Group’s properties, as determined by life-of-mine schedules or pre-feasibility studies.

Mineral resources are estimates, based on specific geological evidence and knowledge, including sampling, of the amount of product in situ, for which there is a reasonable prospect for eventual legal and economic extraction.

In order to calculate the reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, capital expenditure, transport costs, commodity demand, commodity prices and exchange rates.

Estimating the quantity and grade of the mineral reserves and resources is based on exploration and sampling information gathered through appropriate techniques (primarily diamond drilling, reverse circulation drilling, air-core and sonic drilling), surface three-dimensional reflection seismics, ore body faces modelling, structural modelling, geological mapping, detailed ore zone wireframes and geostatistical estimation. This process may require complex and difficult geological judgements and calculations to interpret the data.

The Group is required to determine and report on the mineral reserves and resources in accordance with the South African Mineral Resource Committee (“SAMREC”) code on an annual basis.

Estimates of mineral reserves and resources may change from year to year due to the change in economic, regulatory, infrastructural or social assumptions used to estimate ore reserves and resources, and due to additional geological data becoming available.

Changes in reported proven and probable reserves may affect the Group’s financial results and position in a number of ways, including the following:

•	The recoverable amount used in the impairment calculations may be affected due to changes in estimated cash flows or timing thereof;

•	Amortisation and depreciation charges to profit or loss may change as these are calculated on the units-of-production method, or where the useful economic lives of assets change;

•	Provision for environmental rehabilitation costs may change where changes in ore reserves affect expectations about the timing or cost of these activities; and

•	The carrying value of deferred tax assets may change due to changes in estimates of the likely recovery of the tax benefits.

Changes in reported measured and indicated resources may affect the Group’s financial results and position in a number of ways, including the following:

•	The recoverable amount used in the impairment calculations may be affected due to changes in estimated market value of resources exclusive of reserves; and

•

Amortisation and depreciation charges for the mineral rights asset at the Australian operations may change as a result of the change in the portion of mineral rights asset being transferred from the non-depreciable component to the depreciable component.

Carrying value of property, plant and equipment and goodwill

All mining assets are amortised using the units-of-production method where the mine operating plan calls for production from proved and probable mineral reserves.

Mobile and other equipment are depreciated over the shorter of the estimated useful life of the asset or the estimate of mine life based on proved and probable mineral reserves.

The calculation of the units-of-production rate of amortisation could be impacted to the extent that actual production in the future is different from current forecast production based on proved and probable mineral reserves. This would generally result from the extent that there are significant changes in any of the factors or assumptions used in estimating mineral reserves. These factors could include:

•	Changes in proved and probable mineral reserves;

•	Differences between actual commodity prices and commodity price assumptions;

•	Unforeseen operational issues at mine sites;

•	Changes in capital, operating, mining, processing and reclamation costs, discount rates and foreign currency exchange rates; and

•	Changes in mineral reserves could similarly impact the useful lives of assets depreciated on a straight-line basis, where those lives are limited to the life of the mine.

The Group reviews and tests the carrying value of long-lived assets annually or when events or changes in circumstances suggest that the carrying amount may not be recoverable by comparing the recoverable amounts to these carrying values. In addition, goodwill is tested for impairment on an annual basis. Assets are grouped at the lowest level for which identifiable cash flows are largely independent of cash flows of other assets and liabilities. If there are indications that impairment may have occurred, estimates are prepared of recoverable amounts of each group of assets. The recoverable amounts of cash-generating units (“CGU”) and individual assets have been determined based on the higher of value-in-use and fair value less cost of disposal (“FVLCOD”) calculations. Expected future cash flows used to determine the value in use or FVLCOD of property, plant and equipment and goodwill are inherently uncertain and could materially change over time. They are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the gold and copper prices, discount rates, foreign currency exchange rates, resource valuations (determined based on comparable market transactions), estimates of costs to produce reserves and future capital expenditure.

An individual operating mine does not have an indefinite life because of the finite life of its reserves. The allocation of goodwill to an individual mine will result in an eventual goodwill impairment due to the wasting nature of the mine. In accordance with the provisions of IAS 36 Impairment of Assets, the Group performs its annual impairment review of goodwill at each financial year-end.

The Group generally used FVLCOD to determine the recoverable amount of each CGU.

Significant assumptions used in the Group’s impairment assessments (FVLCOD calculations) include:

	2018		2017
US$ gold price per ounce – year 1	US$	1,200	US$	1,200
US$ gold price per ounce – year 2 onwards	US$	1,300	US$	1,300
Rand gold price per kilogram – year 1	R	525,000	R	525,000
Rand gold price per kilogram – year 2 onwards	R	550,000	R	525,000
A$ gold price per ounce – year 1	A$	1,600	A$	1,600
A$ gold price per ounce – year 2 onwards	A$	1,700	A$	1,700
US$ copper price per tonne – year 1	US$	5,951	US$	5,512
US$ copper price per tonne – year 2 onwards	US$	6,612	US$	6,171
Resource value per ounce (used to calculate the value beyond proved and probable reserves)
• South Africa (with infrastructure)	US$	17	US$	17
• Ghana (with infrastructure)	US$	44	US$	41
• Peru (with infrastructure)	US$	70	US$	41
• Australia (2018: with infrastructure, 2017: without infrastructure)[2]	US$	28	US$	293
Discount rates
• South Africa – nominal		13.5%		13.5%
• Ghana – real		9.5%		9.7%
• Peru – real		4.9%		4.8%
• Australia – real		3.4%		3.8%
Inflation rate – South Africa[1]		5.5%		5.5%
Life-of-mine
• South Deep		75 years		78 years
• Tarkwa		14 years		14 years
• Damang		7 years		8 years
• Cerro Corona		12 years		13 years
• St Ives		7 years		5 years
• Agnew/Lawlers		4 years		4 years
• Granny Smith		12 years		11 years
• Gruyere		12 years		13 years
Long-term exchange rates
US$/ZAR – year 1		13.61		13.61
US$/ZAR – year 2 onwards		13.16		13.16
A$/US$ – year 1		0.75		0.75
A$/US$ – year 2 onwards		0.76		0.76

[1]

Due to the availability of unredeemed capital for tax purposes over several years into the life of the South Deep mine, nominal cash flows are used for South Africa. In order to determine nominal cash flows in South Africa, costs are inflated by the current South African inflation rate. Cash flows for all other operations are in real terms and as a result are not inflated.

[2]	The US$293 per ounce is reflective of higher resource prices in the 2017 population used.

The FVLCOD calculations are very sensitive to the gold price assumptions and an increase or decrease in the gold price could materially change the FVLCOD.

Should there be a significant decrease in the gold or copper price, the Group would take actions to assess the implications on the life-of-mine plans, including the determination of reserves and resources and the appropriate cost structure for the CGUs.

The carrying amount of property, plant and equipment at 31 December 2018 was US$4,259.2 million (2017: US$4,892.9 million). The carrying value of goodwill at 31 December 2018 was US$nil (2017: US$76.6 million).

An impairment of US$481.5 million (2017: US$277.8 million and 2016: US$nil) was recognised in respect of the South Deep CGU for the year ended 31 December 2018. US$71.7 million (2017: US$277.8 million and 2016: US$nil) of the total impairment was firstly allocated against goodwill and the remainder of US$409.8 million (2017: US$nil and 2016: US$nil) against other assets.

Production start date

The Group assesses the stage of each mine construction project to determine when a mine moves into the production stage. The criteria used to assess the start date are determined based on the unique nature of each mine construction project. The Group considers various relevant criteria to assess when the mine is substantially complete, ready for its intended use and moves into the production stage. Some of the criteria would include, but are not limited to the following:

•	The level of capital expenditure compared to the construction cost estimates;

•	Ability to produce metal in saleable form (within specifications); and

•	Ability to sustain commercial levels of production of metal.

When a mine construction project moves into the production stage, the capitalisation of certain mine construction costs ceases and costs are either regarded as inventory or expensed, except for capitalisable costs related to mining asset additions or improvements, underground mine development, deferred stripping activities or ore reserve development.

Stockpiles, gold in process and product inventories

Costs that are incurred in or benefit the productive process are accumulated as stockpiles, gold in process, ore on leach pads and product inventories. Net realisable value tests are performed on a monthly basis for short-term stockpiles, gold in process and product inventories and at least annually for long-term stockpiles and represent the estimated future sales price of the product based on prevailing spot metals prices at the reporting date, less estimated costs to complete production and bring the product to sale. If any inventories are expected to be realised in the long term, estimated future sales prices are used for valuation purposes.

Stockpiles are measured by estimating the number of tonnes added and removed from the stockpile, the number of contained gold ounces based on assay data, and the estimated recovery percentage based on the expected processing method. Stockpile tonnages are verified by periodic surveys.

Although the quantities of recoverable metal are reconciled by comparing the grades of ore to the quantities of metals actually recovered (metallurgical balancing), the nature of the process inherently limits the ability to precisely monitor the recoverability levels. As a result, the metallurgical balancing process is constantly monitored and engineering estimates are refined based on actual results over time.

Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write downs to net realisable value are accounted for on a prospective basis.

The carrying amount of total gold-in-process and stockpiles (non-current and current) at 31 December 2018 was US$325.0 million (2017: US$305.4 million).

Provision for environmental rehabilitation costs

The Group’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. The Group recognises management’s best estimate for the provision of environmental rehabilitation costs in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates. Additionally, future changes to environmental laws and regulations, life-of-mine estimates and discount rates could affect the carrying amount of this provision.

Refer note 25.1 of the consolidated financial statements for details of key assumptions used to estimate the provision.

The carrying amounts of the provision for environmental rehabilitation costs at 31 December 2018 was US$289.6 million (2017: US$281.5 million).

Provision for silicosis settlement costs

The Group has an obligation in respect of a possible settlement of the silicosis class action claims and related costs. The Group recognises management’s best estimate for the provision of silicosis settlement costs.

The ultimate outcome of the class action remains uncertain, with a possible failure to reach a settlement or to obtain the requisite court approval for a potential settlement. The provision is consequently subject to adjustment in the future, depending on the progress of the Working Group discussions, stakeholder engagements and the ongoing legal proceedings.

Refer notes 25.2 and 35 of the consolidated financial statements for further details.

The carrying amounts of the provision for silicosis settlement costs at 31 December 2018 was US$25.1 million (2017: US$31.9 million).

Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgement is required in determining the liability for income taxes due to the complexity of legislation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognises liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact income tax and deferred tax in the period in which such determination is made.

The Group recognises the future tax benefits related to deferred income tax assets to the extent that it is probable that the deductible temporary differences will reverse in the foreseeable future. Assessing the recoverability of deferred income tax assets requires the Group to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecast cash flows from operations and the application of existing tax laws in each jurisdiction. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Group to realise the net deferred tax assets recorded at the reporting date could be impacted.

Additionally, future changes in tax laws in the jurisdictions in which the Group operates could limit the ability of the Group to obtain tax deductions in future periods.

Carrying values at 31 December 2018:

•	Deferred taxation liability: US$454.9 million (2017: US$453.9 million)

•	Deferred taxation asset: US$269.5 million (2017: US$72.0 million)

•	Taxation payable: US$5.2 million (2017: US$77.5 million)

Refer note 9 for details of unrecognised deferred tax assets.

Share-based payments

The Group issues equity-settled share-based payments to executive directors, certain officers and employees. The fair value of these instruments is measured at grant date, using the Black-Scholes and Monte Carlo simulation valuation models, which require assumptions regarding the estimated term of the option, share price volatility and expected dividend yield. While Gold Fields’ management believes that these assumptions are appropriate, the use of different assumptions could have a material impact on the fair value of the option granted and the related recognition of the share-based payments expense in the consolidated income statement. Gold Fields’ options have characteristics significantly different from those of traded options and therefore fair values may also differ.

The income statement charge from continuing operations for the year ended 31 December 2018 was US$37.5 million (2017: US$26.8 million and 2016: US$14.0 million).

Financial instruments

Derivative financial instruments

The estimated fair value of financial instruments is determined at discrete points in time, based on the relevant market information. The fair value is calculated with reference to market rates using industry valuation techniques and appropriate models. The carrying values of derivative financial instruments included in trade and other receivables at 31 December 2018 was US$8.3 million (2017: US$25.0 million) and included in trade and other payables US$22.6 million (2017: US$3.3 million).

Asanko redeemable preference shares

Significant judgement is required in estimating life-of-mine cash flows used in determining the expected timing of the cash flows for the repayment of the redeemable preference shares.

In order to estimate the life-of-mine model used in the valuation, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, capital expenditure, transport costs, commodity demand, commodity prices and exchange rates. Refer note 17 for key assumptions used.

The life-of-mine cash flows are very sensitive to the gold price assumptions and an increase or decrease in the gold price could materially change the valuations.

The fair value of the Asanko redeemable preference shares at 31 December 2018 was US$132.9 million (2017: US$nil).

Contingencies

By their nature, contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgement and estimates of the outcome of future events. Such contingencies include, but are not limited to environmental obligations, litigation, regulatory proceedings, tax matters and losses resulting from other events and developments.

When a loss is considered probable and reasonably estimable, a liability is recorded based on the best estimate of the ultimate loss. The likelihood of a loss with respect to a contingency can be difficult to predict and determining a meaningful estimate of the loss or a range of losses may not always be practicable based on the information available at the time and the potential effect of future events and decisions by third parties that will determine the ultimate resolution of the contingency. It is not uncommon for such matters to be resolved over many years, during which time relevant developments and new information is continuously evaluated to determine both the likelihood of any potential loss and whether it is possible to reasonably estimate a range of possible losses. When a loss is probable but a reasonable estimate cannot be made, disclosure is provided.

Refer note 35 for details on contingent liabilities.

Asanko Gold acquisition

Recognition and measurement

Gold Fields and Asanko have joint control as each party has equal representation on the management committee that governs the relevant activities of the arrangement. The Asanko transaction is structured as a separate vehicle and the Group has a residual interest in the net assets of Asanko. Accordingly, the Group has classified its interest in Asanko as a joint venture.

Equity accounted investee and redeemable preference shares valuation

Significant judgement is required in estimating life-of-mine cash flows used in determining the net fair value of the investee’s identifiable assets and liabilities on acquisition and the expected timing of the cash flows for the repayment of the redeemable preference shares. The life-of-mine cash flows were based on the life-of-mine model of the Asanko Gold Mine as at acquisition date.

In order to estimate the life-of-mine model used in the valuation, estimates and assumptions are required about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, capital expenditure, transport costs, commodity demand, commodity prices and exchange rates. Refer note 15 for key assumptions used.

The life-of-mine cash flows are very sensitive to the gold price, the discount rate and the change in life-of-mine assumptions and an increase or decrease in the gold price, discount rate and life-of-mine could materially change the valuations.

Fair value measured on a provisional basis

The fair value of identifiable net assets acquired has been performed on a provisional basis, pending completion of review and sign off of the life-of-mine model, including the Reserves and Resources, by the Group Competent Person. Any changes to the acquisition life-of-minemodel and/or Reserves and Resources could result in a material change to the cash flows used to determine the fair value of the identifiable net assets acquired.

If new information is obtained, within one year from the date of acquisition, about facts and circumstances that existed at the date of acquisition about the life-of-mine and adjustments are required to be made to the provisional fair values of the identifiable net assets, or if any additional provisions that existed at the date of acquisition are identified, then the accounting for the acquisition will be revised.

2.	CONSOLIDATION

2.1	Business combinations

The acquisition method of accounting is used to account for business combinations by the Group. The consideration transferred for the acquisition of a business is the fair value of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Acquisition-related costs are expensed as incurred, other than those associated with the issue of debt or equity securities. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. On an acquisition-by-acquisition basis, the Group recognises any non-controlling interest in the acquiree either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net assets. Subsequently, the carrying amount of non-controlling interest is the amount of the interest at initial recognition plus the non-controlling interest’s share of the subsequent changes in equity.

The excess of the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition date fair value of any previous equity interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. If this is less than the fair value of the net assets of the subsidiary acquired, the difference is recognised directly in profit or loss.

If a transaction does not meet the definition of a business under IFRS, the transaction is recorded as an asset acquisition. Accordingly, the identifiable assets acquired and liabilities assumed are measured at the fair value of the consideration paid, based on their relative fair values at the acquisition date. Acquisition-related costs are included in the consideration paid and capitalised. Any contingent consideration payable that is dependent on the purchaser’s future activity is not included in the consideration paid until the activity requiring the payment is performed. Any resulting future amounts payable are recognised in profit or loss when incurred. No goodwill and no deferred tax asset or liability arising from the assets acquired and liabilities assumed are recognised upon the acquisition of assets.

2.2	Subsidiaries

Subsidiaries are all entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the relevant activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group until the date on which control ceases.

Inter-company transactions, balances and unrealised gains and losses on transactions between Group companies are eliminated. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

2.3	Transactions with non-controlling interests

The Group treats transactions with non-controlling interests that do not result in loss of control as transactions with equity owners of the Group. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals to non-controlling interests are also recorded in equity.

2.4	Equity accounted investees

The Group’s interests in equity accounted investees comprise interests in associates and joint ventures.

Associates are those entities in which the Group has significant influence, but not control or joint control, over the financial and operating policies. Joint ventures are arrangements in which the Group has joint control, whereby the Group has rights to the net assets of the arrangement, rather than rights to its assets and obligations for its liabilities.

Interests in associates and joint ventures are accounted for using the equity method. They are recognised initially at cost, which includes transaction costs. Subsequent to initial recognition, the consolidated financial statements include the Group’s share of the profit or loss and the other comprehensive income of equity accounted investees, until the date on which significant influence or joint control ceases.

Results of associates and joint ventures are equity accounted using the results of their most recent audited financial statements. Any losses from associates or joint ventures are brought to account in the consolidated financial statements until the interest in such associates or joint ventures is written down to zero. Thereafter, losses are accounted for only insofar as the Group is committed to providing financial support to such associates or joint ventures.

The carrying value of an investment in associate and joint ventures represents the cost of the investment, including goodwill, a share of the post-acquisition retained earnings and losses, any other movements in reserves and any accumulated impairment losses. The Group applies IFRS 9 to long-term interests in an associate or joint venture that form part of the net investment in the associate or joint venture but to which the equity method is not applied. This has a direct impact on the Group’s accounting treatment for the Asanko Gold Ghana Limited (“Asanko”) acquisition where the redeemable preference shares that form part of the consideration for the Group’s investment into Asanko have been measured in accordance with the requirements of IFRS 9 (refer to note 15). This specific amendment to IAS 28 applies for annual periods beginning on or after 1 January 2019; however, the Group has early adopted the standard as permitted by IAS 28. The carrying value is assessed annually for existence of indicators of impairment and if such exist, the carrying amount is compared to the recoverable amount, being the higher of value in use or fair value less cost of disposal. If an impairment in value has occurred, it is recognised in profit or loss in the period in which the impairment arose.

2.5	Joint operations

A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the use of assets and obligations for the liabilities of the arrangement. The Group accounts for activities under joint operations by recognising in relation to the joint operation, the assets it controls and the liabilities it incurs, the expenses it incurs and the revenue from the sale or use of its share of the joint operations output.

3.	FOREIGN CURRENCIES

3.1	Functional and presentation currency

Items included in the financial statements of each of the Group entities are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in US Dollar, which is the Group’s presentation currency. The functional currency of the parent company is South African Rand.

3.2	Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation of monetary assets and liabilities denominated in foreign currencies, are recognised in profit or loss.

3.3	Foreign operations

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

Assets and liabilities are translated at the exchange rate ruling at the reporting date (ZAR/US$: 14.63; US$/A$: 0.70 (2017: ZAR/US$: 12.58; US$/A$: 0.77)). Equity items are translated at historical rates. The income and expenses are translated at the average exchange rate for the year (ZAR/US$: 13.20; US$/A$: 0.75 (2017: ZAR/US$: 13.33; US$/A$: 0.77 and 2016: ZAR/US$: 14.70; US$/A$: 0.75)), unless this average was not a reasonable approximation of the rates prevailing on the transaction dates, in which case these items were translated at the rate prevailing on the date of the transaction. Exchange differences on translation are accounted for in other comprehensive income. These differences will be recognised in profit or loss upon realisation of the underlying operation.

On consolidation, exchange differences arising from the translation of the net investment in foreign operations (i.e. the reporting entity’s interest in the net assets of that operation), and of borrowings and other currency instruments designated as hedges of such investments, are taken to other comprehensive income. When a foreign operation is sold, exchange differences that were recorded in other comprehensive income are recognised in profit or loss as part of the gain or loss on disposal. If the Group disposes of part of its interest in a subsidiary but retains control, then the relevant proportion of the cumulative amount is reattributed to non-controlling interests. When the Group disposes of only part of an associate or joint venture while retaining significant influence or joint control, the relevant proportion of the cumulative amount is reclassified to profit or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and are translated at each reporting date at the closing rate.

4.	PROPERTY, PLANT AND EQUIPMENT

4.1	Mine development and infrastructure

Mining assets, including mine development and infrastructure costs and mine plant facilities, are recorded at cost less accumulated depreciation and accumulated impairment losses.

Expenditure incurred to evaluate and develop new orebodies, to define mineralisation in existing orebodies and to establish or expand productive capacity, is capitalised until commercial levels of production are achieved, at which times the costs are amortised as set out below.

Development of orebodies includes the development of shaft systems and waste rock removal that allows access to reserves that are economically recoverable in the future. Subsequent to this, costs are capitalised if the criteria for recognition as an asset are met.

4.2	Borrowing costs

Borrowing costs incurred in respect of assets requiring a substantial period of time to prepare for their intended future use are capitalised to the date that the assets are substantially completed.

4.3	Mineral and surface rights

Mineral and surface rights are recorded at cost less accumulated amortisation and accumulated impairment losses. When there is little likelihood of a mineral right being exploited, or the fair value of mineral rights has diminished below cost, an impairment loss is recognised in profit or loss in the year that such determination is made.

4.4	Land

Land is shown at cost and is not depreciated.

4.5	Other assets

Non-mining assets are recorded at cost less accumulated depreciation and accumulated impairment losses. These assets include the assets of the mining operations not included in mine development and infrastructure, borrowing costs, mineral and surface rights and land and all the assets of the non-mining operations.

4.6	Amortisation and depreciation of mining assets

Amortisation and depreciation is determined to give a fair and systematic charge to profit or loss taking into account the nature of a particular ore body and the method of mining that ore body. To achieve this, the following calculation methods are used:

•

mining assets, including mine development and infrastructure costs, mine plant facilities and evaluation costs, are amortised over the life of the mine using the units-of-production method, based on estimated proved and probable ore reserves;

•	stripping activity assets are amortised on a units-of-production method, based on the estimated proved and probable ore reserves of the ore body to which the assets relate; and

•

the mineral rights asset at the Australian operations are divided at the respective operations into a depreciable and a non-depreciable component. The mineral rights asset is initially capitalised to the mineral rights asset as a non-depreciable component.

Subsequently, and on an annual basis, as part of the preparation of the updated reserve and resource statement and preparation of the updated life-of-mine plan, a portion of resources will typically be converted to reserves as a result of ongoing resource definition drilling, resultant geological model updates and subsequent mine planning. Based on this conversion of resources to reserves a portion of the historic cost is allocated from the non-depreciable component of the mineral rights asset to the depreciable component of the mineral rights asset. Therefore, the category of non-depreciable mineral rights asset is expected to reduce and will eventually be fully allocated within the depreciable component of the mineral rights asset.

Each operation typically comprises a number of mines and the depreciable component of the mineral rights asset is therefore allocated on a mine-by-mine basis at the operation and is transferred at this point to mine development and infrastructure and is then amortised over the estimated proved and probable ore reserves of the respective mine on the units-of-production method. The remaining non-depreciable component of the mineral rights asset is not amortised but, in combination with the depreciable component of the mineral rights asset and other assets included in the CGU, is evaluated for impairment when events and changes in circumstances indicate that the carrying amount may not be recoverable.

Proved and probable ore reserves reflect estimated quantities of economically recoverable reserves, which can be recovered in future from known mineral deposits.

Certain mining plant and equipment included in mine development and infrastructure is depreciated on a straight-line basis over the lesser of their estimated useful lives or life-of-mine.

4.7	Depreciation of non-mining assets

Non-mining assets are recorded at cost and depreciated on a straight-line basis over their current expected useful lives to their residual values as follows:

•	Vehicles – 20%

•	Computers – 33.3%

•	Furniture and equipment – 10%

The assets’ useful lives, depreciation methods and residual values are reassessed at each reporting date and adjusted if appropriate.

4.8	Mining exploration

Expenditure on advances solely for exploration activities is charged against profit or loss until the viability of the mining venture has been proven. Expenditure incurred on exploration “farm-in” projects is written off until an ownership interest has vested. Exploration expenditure to define mineralisation at existing ore bodies is considered mine development costs and is capitalised until commercial levels of production are achieved.

Exploration activities at certain of the Group’s non-South African operations are broken down into defined areas within the mining lease boundaries. These areas are generally defined by structural and geological continuity. Exploration costs in these areas are capitalised to the extent that specific exploration programmes have yielded targets and/or results that warrant further exploration in future years.

4.9	Impairment

Recoverability of the carrying values of long-term assets or CGUs of the Group are reviewed annually or whenever events or changes in circumstances indicate that such carrying values may not be recoverable. To determine whether a long-term asset or CGU may be impaired, the higher of “value in use” (defined as “the present value of future cash flows expected to be derived from an asset or CGU”) or “fair value less costs of disposal” (defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date”) is compared to the carrying value of the asset/CGU. Impairment losses are recognised in profit or loss.

A CGU is defined by the Group as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Generally for the Group this represents an individual operating mine, including mines which are part of a larger mine complex. The costs attributable to individual shafts of a mine are impaired if the shaft is closed.

Exploration targets in respect of which costs have been capitalised at certain of the Group’s international operations are evaluated on an annual basis to ensure that these targets continue to support capitalisation of the underlying costs. Those that do not are impaired.

When any infrastructure is closed down during the year, any carrying value attributable to that infrastructure is impaired.

4.10	Gain or loss on disposal of property, plant and equipment

Any gain or loss on disposal of property, plant and equipment (calculated as the net proceeds from disposal less the carrying amount of the item) is recognised in profit or loss.

4.11	Leases

At the inception of an arrangement, the Group determines whether the arrangement contains a lease. Leases that transfer to the Group substantially all of the risks and rewards of ownership are classified as finance leases. Leased assets are measured initially at an amount equal to the lower of their fair value and the present value of the minimum lease payments. Subsequent to initial recognition, the assets are accounted for in accordance with the accounting policy applicable to that asset.

All other leases are classified as operating leases and are not recognised in the statement of financial position. Operating lease costs are charged against profit or loss on a straight-line basis over the period of the lease.

4.12	Deferred stripping

Production stripping costs in a surface mine are capitalised to property, plant and equipment if, and only if, all of the following criteria are met:

•	It is probable that the future economic benefit associated with the stripping activity will flow to the entity;

•	The entity can identify the component of the ore body for which access has been improved; and

•	The costs relating to the stripping activity associated with that component can be measured reliably.

If the above criteria are not met, the stripping costs are recognised directly in profit or loss.

The Group initially measures the stripping activity asset at cost, this being the accumulation of costs directly incurred to perform the stripping activity that improves access to the identified component of ore.

After initial recognition, the stripping activity asset is carried at cost less accumulated amortisation and accumulated impairment losses.

5.	GOODWILL

Goodwill is stated at cost less accumulated impairment losses. Goodwill on acquisition of equity accounted investees is tested for impairment as part of the carrying amount of the investment in associate or joint venture whenever there is any objective evidence that the investment may be impaired. Goodwill on acquisition of a subsidiary is assessed annually or whenever there are impairment indicators to establish whether there is any indication of impairment to goodwill. A write-down is made if the carrying amount exceeds the recoverable amount. Impairment losses on goodwill are not reversed. Gains and losses on the disposal of an entity include the carrying amount of goodwill allocated to the entity sold.

Goodwill is allocated to CGUs for the purpose of impairment testing. The allocation is made to those CGUs or groups of CGUs that are expected to benefit from the business combination in which the goodwill arose.

6.	TAXATION

Income tax expense comprises current and deferred tax. Current tax and deferred tax are recognised in profit or loss except to the extent that it relates to a business combination, or items recognised directly in equity or in other comprehensive income.

Current tax is calculated on taxable income at the applicable statutory rate substantively enacted at the reporting date.

Interest and penalties are accounted for in current tax.

Deferred taxation is provided on temporary differences existing at each reporting date between the tax values of assets and liabilities and their carrying amounts. Substantively enacted tax rates are used to determine future anticipated tax rates which in turn are used in the determination of deferred taxation.

Deferred taxation is not recognised for temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss and taxable temporary differences arising on the initial recognition of goodwill.

The measurement of deferred tax reflects the tax consequences that would follow the manner in which the Group expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

These temporary differences are expected to result in taxable or deductible amounts in determining taxable profits for future periods when the carrying amount of the asset is recovered or the liability is settled.

Deferred tax liabilities are generally recognised for all taxable temporary differences. Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and equity accounted investees except where the reversal of the temporary difference can be controlled and it is probable that the difference will not reverse in the foreseeable future.

Deferred tax assets relating to the carry forward of unutilised tax losses and/or deductible temporary differences are recognised to the extent it is probable that future taxable profit will be available against which the unutilised tax losses and/or deductible temporary differences can be recovered. Deferred tax assets are reviewed at each reporting date and are adjusted if recovery is no longer probable.

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realised simultaneously.

Except for Tarkwa and Cerro Corona, no provision is made for any potential taxation liability on the distribution of retained earnings by Group companies as it is probable that the related taxable temporary differences will not reverse in the foreseeable future.

7.	INVENTORIES

Inventories are valued at the lower of cost and net realisable value. Gold on hand represents production on hand after the smelting process.

Cost is determined on the following basis:

•	Gold on hand and gold-in-process is valued using weighted average cost. Cost includes production, amortisation and related administration costs;

•

Heap leach and stockpile inventories are valued using weighted average cost. Cost includes production, amortisation and related administration costs. The cost of materials on the heap leach and stockpiles from which metals are expected to be recovered in a period longer than 12 months is classified as non-current assets; and

•	Consumable stores are valued at weighted average cost, after appropriate provision for redundant and slow-moving items.

Net realisable value is determined with reference to relevant market prices or the estimated future sales price of the product if it is expected to be realised in the long term.

8.	FINANCIAL INSTRUMENTS

8.1	Non-derivative financial instruments

Recognition and initial measurement

Trade receivables are initially recognised when they are originated. All other financial assets and financial liabilities are initially recognised when the Group becomes a party to the contractual provisions of the instrument. A financial asset or financial liability is initially measured at fair value plus, for an item not at fair value through profit or loss (“FVTPL”), transaction costs that are directly attributable to its acquisition or issue. A trade receivable without a significant financing component is initially measured at the transaction price.

Classification and subsequent measurement

Financial assets – Classification policy from 1 January 2018

On initial recognition, a financial asset is classified as measured at:

•	Amortised cost;

•	Fair value through other comprehensive income (“FVOCI”); or

•	FVTPL.

A financial asset is measured at amortised cost if it meets both of the following conditions and is not designated as at FVTPL:

•	it is held with a business model whose objective is to collect contractual cash flows; and

•	its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

An investment is measured at FVOCI if it meets both of the following conditions and is not designated as at FVTPL:

•	it is held with a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and

•	its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

All financial assets not classified as measured at amortised cost or FVOCI as described above are measured at FVTPL. This includes all derivative financial assets.

Financial assets – Subsequent measurement policy from 1 January 2018

Financial asset category	Description
Financial assets at amortised cost	These assets are subsequently measured at amortised cost using the effective interest method. The amortised cost is reduced by impairment losses. Interest income, foreign exchange gains and losses and impairment are recognised in profit or loss. Any gain or loss on derecognition is recognised in profit or loss.

Equity investments at FVOCI	These assets are subsequently measured at fair value. Dividends are recognised as income in profit or loss unless the dividend clearly represents a recovery of part of the cost of the investment. Other net gains and losses are recognised in OCI and are never reclassified to profit or loss.

Financial assets at FVTPL	These assets are subsequently measured at fair value. Net gains and losses, including any interest or dividend income, are recognised in profit or loss.

Financial assets – Classification of financial assets: Policy applicable from 1 January 2018

The following information is considered by the Group in determining the classification of financial assets:

•	the Group’s business model for managing financial assets; and

•	the contractual cash flow characteristics of the financial assets.

The business model assessment of the financial assets is based on the Group’s strategy and rationale for holding the financial assets on a portfolio level. When considering the strategy, the following is considered:

•	whether the financial assets are held to collect contractual cash flows;

•	whether the financial assets are held for sale; or

•	whether the financial assets are held for both collecting contractual cash flows and to be sold.

Financial assets – Assessment of contractual cash flows: Policy applicable from 1 January 2018

In assessing whether the contractual cash flows are solely payments of principal and interest, the Group considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition.

Financial assets – Classification policy before 1 January 2018

The Group classified its financial assets into one of the following categories:

•	loans and receivables;

•	available for sale; and

•	at FVTPL, and within this category as:

•	held for trading;

•	derivative hedging instruments; or

•	designated as at FVTPL.

Financial assets – Subsequent measurement policy before 1 January 2018

Financial asset category	Description
Financial assets at FVTPL	Measured at fair value and changes therein, including any interest or dividend income, were recognised in profit or loss.

Loans and receivables	Measured at amortised cost using the effective interest method.

Available-for-sale financial assets	Measured at fair value and changes therein, other than impairment losses, interest income and foreign currency differences on debt instruments, were recognised in other comprehensive income (“OCI”) and accumulated in the other reserves. When these assets were derecognised, the gain or loss accumulated in equity was reclassified to profit or loss.

Financial liabilities – Classification, subsequent measurement and gains and losses

Financial liabilities are classified as measured at amortised cost or FVTPL. A financial liability is classified as at FVTPL. If it is classified as held-for-trading, it is a derivative or it is designated as such on initial recognition. Financial liabilities at FVTPL are measured at fair value and net gains and losses, including any interest expense, are recognised in profit or loss. Other financial liabilities are subsequently measured at amortised cost using the effective interest method. Interest expense and foreign exchange gains and losses are recognised in profit or loss. Any gain or loss on derecognition is also recognised in profit or loss.

Impairment

Policy applicable from 1 January 2018

The Group recognises loss allowances for expected credit losses (“ECLs”) on financial assets measured at amortised cost. When determining whether the credit risk of a financial asset has increased significantly since initial recognition and when estimating ECLs, the Group considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on the Group’s historical experience and informed credit assessment and including forward-looking information. The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.

ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the entity in accordance with the contract and the cash flows that the Group expects to receive). At each reporting date, the Group assesses whether financial assets carried at amortised cost are credit impaired. A financial asset is ‘‘credit-impaired’’ when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred.

Policy applicable before 1 January 2018

Financial assets not classified as at FVTPL were assessed at each reporting date to determine whether there was objective evidence of impairment.

Derecognition of financial instruments

The Group derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all of the risks and rewards of ownership of the financial asset are transferred or in which the Group neither transfers nor retains substantially all of the risks and rewards of ownership and it does not retain control of the financial asset.

The Group derecognises a financial liability when its contractual obligations are discharged or cancelled, or expire. The Group also derecognises a financial liability when its terms are modified and the cash flows of the modified liability are substantially different, in which case a new financial liability based on the modified terms is recognised at fair value. On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid (including any non-cash assets transferred or liabilities assumed) is recognised in profit or loss.

8.1.1	Investments

Investments comprise listed and unlisted investments which are designated at FVOCI and are accounted for at fair value, with unrealised gains and losses subsequent to initial recognition recognised in other comprehensive income and included in other reserves. Profit or loss realised when investments are sold or impaired are never reclassified to profit or loss.

Purchases and sales of investments are recognised on the trade date, which is the date that the Group commits to purchase or sell the asset. Cost of purchase includes transaction costs. The fair value of listed investments is based on quoted bid prices.

On disposal or impairment of financial assets classified at FVOCI, cumulative unrealised gains and losses previously recognised in other comprehensive income are included in determining the profit or loss on disposal, or the impairment charge relating to, that financial asset, respectively, which is recognised in other comprehensive income.

8.1.2	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand, demand deposits and short-term, highly liquid investments readily convertible to known amounts of cash and subject to insignificant risk of changes in value and are measured at amortised cost which is deemed to be fair value as they have a short-term maturity.

Bank overdrafts are included within current liabilities in the statement of financial position and within cash and cash equivalents in the statement of cash flows.

8.1.3	Trade receivables

Trade receivables are carried at amortised cost less ECLs using the Group’s business model for managing its financial assets, except for trade receivables from provisional copper and gold concentrate. The trade receivables from provisional copper and gold concentrate sales are carried at fair value through profit or loss and are marked-to-market at the end of each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included as a component of revenue.

8.1.4	Environmental trust funds

The environmental trust funds consist of term deposits and equity-linked deposits in South Africa, as well as secured cash deposits in Ghana. The term deposits and secured cash deposits are recognised at amortised cost less ECLs using the Group’s business model for managing its financial assets. The equity-linked deposits are initially recognised at fair value and subsequently remeasured to their fair value with changes therein recognised in profit or loss.

8.1.5	Trade payables

Trade payables are recognised at amortised cost using the effective interest method.

8.1.6	Borrowings

Borrowings are recognised initially at fair value, net of transaction costs incurred, where applicable and subsequently measured at amortised cost using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Interest payable on borrowings is recognised in profit or loss over the term of the borrowings using the effective interest method. Finance expense comprises interest on borrowings and environmental rehabilitation costs offset by interest capitalised on qualifying assets.

Cash flows from interest paid are classified under operating activities in the statement of cash flows.

8.2	Derivative financial instruments

The Group may from time to time establish currency and/or interest rate and/or commodity financial instruments to protect underlying cash flows.

Derivative financial instruments are initially recognised at fair value and subsequently remeasured to their fair value with changes therein recognised in profit or loss.

9.	PROVISIONS

Provisions are recognised when the Group has a present legal or constructive obligation resulting from past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

10.	PROVISION FOR ENVIRONMENTAL REHABILITATION COSTS

Long-term provisions for environmental rehabilitation costs are based on the Group’s environmental management plans, in compliance with applicable environmental and regulatory requirements.

Rehabilitation work can include facility decommissioning and dismantling, removal or treatment of waste materials, site and land rehabilitation, including compliance with and monitoring of environmental regulations, security and other site-related costs required to perform the rehabilitation work and operations of equipment designed to reduce or eliminate environmental effects.

Full provision is made based on the net present value of the estimated cost of restoring the environmental disturbance that has occurred up to the reporting date. The unwinding of the obligation is accounted for in profit or loss.

The estimated costs of rehabilitation are reviewed annually and adjusted as appropriate for changes in legislation, technology or other circumstances. Cost estimates are not reduced by the potential proceeds from the sale of assets or from plant clean up at closure.

Changes in estimates are capitalised or reversed against the relevant asset, except where a reduction in the provision is greater than the remaining net book value of the related asset, in which case the value is reduced to nil and the remaining adjustment is recognised in profit or loss. In the case of closed sites, changes in estimates and assumptions are recognised in profit or loss. Estimates are discounted at the pre-tax risk-free rate in the jurisdiction of the obligation.

Increases due to additional environmental disturbances are capitalised and amortised over the remaining lives of the mines. These increases are accounted for on a net present value basis.

For the South African and Ghanaian operations, annual contributions are made to a dedicated rehabilitation trust fund and dedicated bank account, respectively, to fund the estimated cost of rehabilitation during and at the end of the life-of-mine. The amounts contributed to this trust fund/bank account are included under non-current assets. Interest earned on monies paid to rehabilitation trust fund/bank account is accrued on a time proportion basis and is recorded as interest income.

In respect of the South African, Ghanaian and Peruvian operations, bank and other guarantees are provided for funding of the environmental rehabilitation obligations. Refer to financial instruments accounting policy – Environmental trust fund.

11.	EMPLOYEE BENEFITS

11.1	Short-term employee benefits

Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

11.2	Pension and provident funds

The Group operates a defined contribution retirement plan and contributes to a number of industry-based defined contribution retirement plans. The retirement plans are funded by payments from employees and Group companies.

Contributions to defined contribution funds are recognised as an employee benefit expense in profit or loss in the periods during which related services are rendered by employees.

11.3	Share-based payments

The Group operates a number of equity-settled compensation plans. The fair value of the equity-settled instruments is measured by reference to the fair value of the equity instrument granted which in turn is determined using the Black-Scholes and Monte Carlo simulation models on the date of grant.

Fair value is based on market prices of the equity-settled instruments granted, if available, taking into account the terms and conditions upon which those equity-settled instruments were granted. Fair value of equity-settled instruments granted is estimated using appropriate valuation models and appropriate assumptions at grant date. Non-market vesting conditions (service period prior to vesting) are not taken into account when estimating the fair value of the equity-settled instruments at grant date. Market conditions are taken into account in determining the fair value at grant date.

The fair value of the equity-settled instruments is recognised as an employee benefit expense over the vesting period based on the Group’s estimate of the number of instruments that will eventually vest, with a corresponding increase in equity. Vesting assumptions for non-marketconditions are reviewed at each reporting date to ensure they reflect current expectations.

Where the terms of an equity-settled award are modified, the originally determined expense is recognised as if the terms had not been modified. In addition, an expense is recognised for any modification, which increases the total fair value of the share-based payment arrangement, or is otherwise beneficial to the participant as measured at the date of the modification.

11.4	Long-term incentive plan

The Group operates a long-term incentive plan.

The Group’s net obligation in respect of the long-term incentive plan is the amount of future benefit that employees have earned in return for their services in the current and prior periods. That benefit is estimated using appropriate assumptions and is discounted to determine its present value at each reporting date. Remeasurements are recognised in profit or loss in the period in which they arise.

11.5	Termination benefits

Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or whenever an employee accepts voluntary redundancy in exchange for these benefits. Termination benefits are expensed at the earlier of the date the Group can no longer withdraw the offer of those benefits or the date the Group recognises costs for a restructuring. Benefits falling due more than 12 months after the reporting date are discounted to present value.

12.	STATED CAPITAL

12.1	Ordinary share capital

Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of ordinary shares are recognised as a deduction from equity, net of any tax effects.

12.2	Repurchase and reissue of share capital

When share capital recognised as equity is repurchased, the amount of the consideration paid, which includes directly attributable costs, net of any tax effects, is recognised as a deduction from equity. Repurchased shares are classified as treasury shares and are deducted from equity. When treasury shares are sold or reissued subsequently, the amount received is recognised as an increase in equity, and the resulting surplus or deficit on the transaction is presented in share premium.

13.	REVENUE FROM CONTRACTS WITH CUSTOMERS

The Group applied IFRS 15 from 1 January 2018. The effect of initially applying IFRS 15 is described in note 41 and in the basis of preparation above.

Revenue recognition under IFRS 15 (applicable from 1 January 2018)

The Group recognises revenue when control over its gold, copper and silver is transferred to the customer. The price is determined by market forces. Revenue is measured based on the consideration specified in a contract with the customer.

Revenue recognition under IAS 18 (applicable before 1 January 2018)

Revenue is recognised to the extent that it is probable that economic benefits will flow to the Group and the amount of revenue can be reliably measured. Revenue is measured at the fair value of the consideration received or receivable. Revenue arising from gold, copper and silver sales is recognised when the significant risks and rewards of ownership pass to the buyer.

Nature and timing of satisfaction of performance obligations

Customers obtain control of gold, copper and silver on the settlement date and therefore there are no payment terms except for copper and gold concentrate sales in Peru. Copper and gold concentrate revenue is calculated, net of refining and treatment charges, on a best estimate basis on shipment date, using forward metal prices to the estimated final pricing date, adjusted for the specific terms of the agreements. Variations between the price recorded at the shipment date and the actual final price received are caused by changes in prevailing copper and gold prices. Changes in the fair value as a result of changes in forward metal prices are classified as provisional price adjustments and included as a component of revenue.

14.	INVESTMENT INCOME

Investment income comprises interest income on funds invested and dividend income from listed and unlisted investments.

Investment income is recognised to the extent that it is probable that economic benefits will flow to the Group and the amount of investment income can be reliably measured. Investment income is stated at the fair value of the consideration received or receivable.

14.1	Dividend income

Dividends are recognised in profit or loss when the right to receive payment is established.

14.2	Interest income

Interest income is recognised in profit or loss using the effective interest rate method. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument to the gross carrying amount of the financial asset or amortised cost of the financial liability.

Cash flows from dividends and interest received are classified under operating activities in the statement of cash flows.

15.	DIVIDENDS DECLARED

Dividends and the related taxation thereon are recognised only when such dividends are declared.

Dividends withholding tax is a tax on shareholders receiving dividends and is applicable to all dividends paid. The Group withholds dividends tax on behalf of its shareholders at a rate of 20% on dividends paid. Amounts withheld are not recognised as part of the Group’s tax charge but rather as part of the dividend paid recognised directly in equity.

Cash flows from dividends paid are classified under operating activities in the statement of cash flows.

16.	EARNINGS PER SHARE

The Group presents basic and diluted earnings per share. Basic earnings per share is calculated based on the profit attributable to ordinary shareholders divided by the weighted average number of ordinary shares in issue during the period. Diluted earnings per share is determined by adjusting the profit attributable to ordinary shareholders, if applicable, and the weighted average number of ordinary shares in issue for ordinary shares that may be issued in the future.

17.	NON-CURRENT ASSETS HELD FOR SALE

Non-current assets (or disposal groups) comprising assets and liabilities, are classified as held for sale if it is highly probable they will be recovered primarily through sale rather than through continuing use. These assets may be a component of an entity, a disposal group or an individual non-current asset.

Non-current assets held for sale are stated at the lower of carrying amount and fair value less costs to sell. Once classified as held for sale or distribution, property, plant and equipment is no longer amortised or depreciated.

18.	DISCONTINUED OPERATIONS

A discontinued operation is a component of the Group’s business, the operations and cash flows of which can be clearly distinguished from the rest of the Group and which:

•	represents a separate major line of business or geographic area of operations;

•	is part of a single coordinated plan to dispose of a separate major line of business or geographic area of operations; or

•	is a subsidiary acquired exclusively with a view to re-sale.

Classification as a discontinued operation occurs at the earlier of disposal or when the operation meets the criteria to be classified as held-for-sale, if earlier.

When an operation is classified as a discontinued operation, the comparative income statement and statement of cash flows are re-presented as if the operation had been discontinued from the start of the comparative period.

19.	SEGMENTAL REPORTING

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision-maker and is based on individual mining operations. The chief operating decision-maker (“CODM”), who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the Executive Committee that makes strategic decisions.

20.	HEADLINE EARNINGS

Headline earnings is an additional earnings number that is permitted by IAS 33 Earnings per Share (“IAS 33”) as set out in SAICA Circular 4/2018 (Circular). The starting point is earnings as determined in IAS 33, excluding separately identifiable remeasurements net of related tax (both current and deferred) and related non-controlling interest, other than remeasurements specifically included in headline earnings. A remeasurement is an amount recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of an asset or liability that arose after the initial recognition of such asset or liability. Included remeasurement items are included in section C of the circular.